         (LOGO OF IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.)

FOR IMMEDIATE RELEASE                                 EXHIBIT 99.1

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                     ANNOUNCES FIRST QUARTER 1999 RESULTS

     LOS ANGELES, CALIFORNIA, May 13, 1999. Imperial Credit Commercial Mortgage Investment Corp. (Nasdaq: ICMI) today reported net earnings of $4.8 million or $0.17 per share for the quarter ended March 31, 1999 as compared to net earnings of $7.8 million or $0.23 per share for the same period last year. Per share amounts presented herein are the same for basic and diluted share computations. The Company's net earnings for the quarter ended March 31, 1999 were reduced by a $3.1 million ($0.11 per share) non-cash charge to increase the Company's allowance for loan losses on mortgage loans. There was no similar charge in the same period last year.

     The Company's operating results, funds from operations and financial position are summarized as follows (dollars in thousands, except per share data):

                                                   1999                1998
Operating Results:                             1/st/ Quarter       1/st/ Quarter
------------------                             -------------       -------------
Net earnings                                      $4,795               $7,848
Depreciation of real property                        791                    -
                                                  ------               ------
Funds from operations ("FFO")                     $5,586               $7,848
                                                  ======               ======
Dividends declared                                $8,550               $8,280
Net earnings per share                              0.17                 0.23
FFO per share                                       0.20                 0.23
Dividends declared per share                        0.30                 0.24

                                               March 31,           December 31,
Summary of Financial Position:                    1999                 1998
------------------------------                 ---------           ------------
Cash and cash equivalents                       $  9,944             $ 23,398
Repurchase agreements                             18,071                    -
Mortgage loans, net                              513,944              556,648
Real property, net                               105,691              107,663
Securities available-for-sale                     55,910               57,671
Other assets                                       8,548               11,794
                                                --------             --------
 Total Assets                                   $712,108             $757,174
                                                ========             ========

Dividends and other payables and accruals       $ 15,878             $ 17,233
Debt                                             292,754              331,132
Total Stockholders' Equity                       403,476              408,809
                                                --------             --------
 Total Liabilities and Stockholders' Equity     $712,108             $757,174
                                                ========             ========

     Allowance for Loan Losses

     The loan loss provision for the first quarter of 1999 was generally due to an increase in the principal amount of mortgage loans maintained on non-accrual status. As of March 31, 1999, the Company's mortgage loan portfolio included 1,267 loans with a principal balance of $513.9 million (before an allowance for loan losses of $11.1 million), of which 48 loans with a principal balance of $21.6 million were maintained on non-accrual status and considered impaired loans. These loans included 42 loans with a principal balance of $7.5 million over 90 days past due and six loans with a principal balance of $14.1 million over 60 days past due. As of December 31, 1998, the Company's mortgage loan portfolio included 1,343 loans with a principal balance of $552.9 million (before an allowance for loan losses of $8.0 million), of which 38 loans with a principal balance of $5.7 million were over 90 days past due, maintained on non-accrual status and considered impaired loans. The ratio of the allowance for loan losses to non-accrual loans was .52 to 1 at March 31, 1999 as compared to
1.38 to 1 at December 31, 1998. The allowance for loan losses represented 2.16% and 1.45% of the total principal balance of the Company's mortgage loans at March 31, 1999 and December 31, 1998, respectively. The primary increase in mortgage loans maintained on non-accrual status is due to a loan facility comprised of six loans to one borrower which recently became over 60 days past due and is in default.

     Net Interest Income

     The table presented below sets forth the components of the Company's net interest income (in thousands of dollars) and yields (expressed as a percentage per annum) for the relevant quarters. The yield computations are based on average investment balances for interest income and average debt outstanding for interest expense.

                                      1999 1/st/ Quarter   1998 1/st/ Quarter
                                      ------------------   ------------------
                                       Amount     Yield     Amount     Yield
                                       -------    -----     ------     -----
Interest Income:
Mortgage loans                         $12,112     8.90%    $5,973      8.74%
Securities                               1,557    10.92      1,454     10.63
Interest bearing accounts*                 362     4.65      2,119      5.56
                                       -------              ------
  Total Interest Income                 14,031     8.87      9,546      7.83
Less interest expense**                  4,261     5.51          -         -
                                       -------              ------
    Net Interest Income                $ 9,770              $9,546
                                       =======              ======

*  Includes repurchase agreements.
** Excludes interest expense attributable to real property.

Real Property

     The table presented below sets forth the Company's real property operating results (in thousands of dollars) and yields (expressed as a percentage per annum) for the first quarter of 1999 (the Company held no real property in the same period last year). The yields are based on the average amount of real property assets for rental income after operating expenses and average debt outstanding for interest expense.

                                                 1999 1/st/ Quarter
                                                 ------------------
                                                 Amount       Yield
                                                 ------       -----
Real Property Income:
Rental income                                    $3,543
Less operating expenses                             767
                                                 ------
Rental income after operating expenses            2,776       10.14%
Less interest expense                               839        7.08
                                                 ------
Real property FFO                                 1,937
Less depreciation                                   791
                                                 ------
Real property income                             $1,146
                                                 ======

     Set forth below are the Company's consolidated balance sheets as of March 31, 1999 and December 31, 1998 and consolidated statements of earnings for the three months ended March 31, 1999 and 1998. Amounts are expressed in thousands, except for share data.

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                          Consolidated Balance Sheets

                                                                   March 31,           December 31,
Assets                                                               1999                 1998
                                                                     ----                 ----
Cash and interest bearing deposits                                 $  9,944             $ 23,398
Repurchase agreements                                                18,071                    -
Mortgage loans collateralizing debt obligations,
 net of allowance for loan losses of $3,773                         293,101                    -
Mortgage loans, net of allowance for loan losses
 of $7,354 and $8,027, respectively                                 220,843              556,648
Real property, net of accumulated depreciation                      105,691              107,663
Securities available-for-sale, at estimated fair
 value                                                               55,910               57,671
Accrued interest receivable                                           4,447                6,410
Other assets                                                          4,101                5,384
                                                                   --------             --------
          Total Assets                                             $712,108             $757,174
                                                                   ========             ========

Liabilities
Dividends payable                                                  $  8,550             $  9,405
Accrued expenses, payables and other liabilities                      7,328                7,828
Borrowings under collateralized mortgage
  obligations                                                       245,381                    -
Borrowings under secured warehouse facility                               -              279,000
Borrowings under secured bank loan                                        -                3,557
Mortgage loans secured by real property                              47,373               48,575
                                                                   --------             --------
          Total Liabilities                                         308,632              348,365
                                                                   --------             --------
Stockholders' Equity
Common stock, $.0001 par value.
  Authorized 500,000,000 shares;
  28,500,000 shares issued and outstanding                                3                    3
Additional paid-in capital                                          425,615              425,615
Accumulated other comprehensive income                               (1,357)                 221
Distributions in excess of earnings                                 (20,785)             (17,030)
                                                                   --------             --------
          Total Stockholders' Equity                                403,476              408,809
                                                                   --------             --------
Total Liabilities and Stockholders' Equity                         $712,108             $757,174
                                                                   ========             ========

           IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                      Consolidated Statements of Earnings

                                                                   Three months ended March 31,
                                                                   ----------------------------
                                                                      1999             1998
                                                                      ----             ----
Income
Mortgage loans                                                     $    12,112      $     5,973
Securities available-for-sale                                            1,557            1,454
Repurchase agreements and interest bearing deposits                        362            2,119
                                                                   -----------      -----------
  Total Interest Income                                                 14,031            9,546
Real Property Rental Income                                              3,543                -
                                                                   -----------      -----------
Total Income                                                            17,574            9,546
                                                                   -----------      -----------

Operating Expenses
Management fees                                                          1,867            1,200
Interest expense                                                         5,100                -
Provision for loan losses                                                3,100                -
Depreciation of real property                                              791                -
Real property operating expenses                                           767                -
Due diligence expenses                                                     752              150
Other                                                                      402              348
                                                                   -----------      -----------
Total Operating Expenses                                                12,779            1,698
                                                                   -----------      -----------
Net Earnings                                                             4,795            7,848
Dividends                                                                8,550            8,280
                                                                   -----------      -----------
Accrued dividends in excess of earnings                            $    (3,755)     $      (432)
                                                                   ===========      ===========

Earnings per share
Basic                                                                    $0.17            $0.23
Diluted                                                                  $0.17            $0.23

Weighted average common shares outstanding
Basic                                                               28,500,000       34,500,000
Diluted                                                             28,532,544       34,570,167

     Imperial Credit Commercial Mortgage Investment Corp. is a real estate investment trust that invests primarily in performing multifamily and commercial mortgage loans, real property and commercial mortgage-backed securities. The Company is managed by Imperial Credit Commercial Asset Management Corp., a wholly-owned subsidiary of Imperial Credit Industries, Inc. (Nasdaq: ICII).

     Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate" or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors, including, but not limited to, changes in national, regional or local economic environments, competitive products and pricing, government fiscal and monetary policies, changes in prevailing interest rates, the course of negotiations, the fulfillment of contractual conditions, factors inherent to the valuation and pricing of interests in commercial mortgage-backed securities, other factors generally understood to affect the real estate acquisition, mortgage and leasing markets and security investments, and the other risks detailed in the Company's Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission (the "SEC"), periodic reports on Forms 10-Q, 8-K and 10-K and any amendments with respect thereto filed with the SEC and other filings made by the Company with the SEC.

For further information, please contact Michael Meltzer, Chief Financial Officer, at (310) 231-5906 or Karen Montandon, Investor Relations, at (310) 791-8022.